EXHIBIT 10.7.3
Union Carbide Corporation and Subsidiaries

Third Amendment to Second Amended and Restated Revolving Loan Agreement

This Third Amendment to the Second Amended and Restated Revolving Loan Agreement (the “Amendment”), dated as of December 31, 2007, is entered into by and between Union Carbide Corporation, a New York corporation (the “Lender”) and The Dow Chemical Company, a Delaware corporation (the “Borrower”) effective as of February 1, 2010.

WHEREAS, the Lender and the Borrower are parties to the Second Amended and Restated Revolving Loan Agreement dated as of November 1, 2005 and amended by the First Amendment dated the 31st day of December 2007 (the “Loan Agreement”);

WHEREAS, the Lender and the Borrower wish to change a component of the Interest Rate, as defined in the Loan Agreement and as contemplated herein;

NOW, THEREFORE, in view of the following terms and conditions and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

To delete the current Definition 1.14 “TDCC Refinance Rate” in the Loan Agreement and replace it with the following:

1.
“TDCC Reference Rate” means the interest rate established for intercompany financing transactions by the Corporate Treasury Department of The Dow Chemical Company (Borrower).  This rate is set to LIBOR plus 105 basis points as of the effective date of this Amendment, any future changes to this rate will be effective if agreed between the Lender and the Borrower in writing.”

2.	No Other Amendment or Waiver. Except as expressly amended by this Amendment, the Loan Agreement remains in full force and effect in accordance with its terms.

3.
Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

4.	Governing Law. This Amendment and the rights and obligations of the parties to this Amendment will be governed by and construed and interpreted in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized representatives.

THE DOW CHEMICAL COMPANY By: /s/ ANDREAS UNTERSTE Name: Andreas Unterste Title: Director of Financial Operations, Compliance and Technology	UNION CARBIDE CORPORATION By: /s/ EUDIO GIL Name: Eudio Gil Title: Chief Financial Officer, Vice President and Treasurer

27